                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         _____________________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           ELECTRIC LIGHTWAVE, INC.
            (Exact Name of Registrant as Specified in its Charter)

                Delaware                                 93-1035711
----------------------------------------     -----------------------------------
(State of Incorporation or Organization)     (I.R.S.Employer Identification No.)


8100 N.E. Parkway Drive, Suite 150,
Vancouver, Washington                           98662
---------------------------------------         -----
(Address of Principal Executive Offices)        (Zip Code)

   If this form relates to the                 If this form relates to the
   registration of a class of securities       registration of a class of
   pursuant to Section 12(b) of the            securities
   Exchange Act and is effective               pursuant to Section 12(g) of the
   pursuant to General Instruction             Exchange Act and is effective
   A.(c), please check the following           pursuant to General Instruction
   box. __                                     A.(d), please check the following
                                               box .   X
                                                    -------


Securities Act registration statement file number
to which this form relates:                             333-35227
                                                     ---------------
                                                     (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class              Name of Each Exchange on Which
     to be so Registered              Each Class is to be Registered
     -------------------             -------------------------------

     None
     -------------------             -------------------

     -------------------             -------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                             Class A Common Stock
--------------------------------------------------------------------------------
                               (Title of Class)

--------------------------------------------------------------------------------
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

     The description of the Registrant's securities will be included in the prospectus contained in the Registrant's Registration Statement on Form S-1, File No. 333-35227. The prospectus will be filed with the Securities and Exchange Commission pursuant to Rule 424(b). Such prospectus shall be deemed to be incorporated by reference into this registration statement.

Item 2.  Exhibits (to be filed only with The Nasdaq National Market).
         ------------------------------------------------------------

     4.1. Amended and Restated Certificate of Incorporation of Electric Lightwave, Inc.

     4.2.  By-Laws of Electric Lightwave, Inc.

     5.  Class A Common Stock specimen certificate.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  November 17, 1997

                                        ELECTRIC LIGHTWAVE, INC.



                                        By:          /s/ Charles J. Weiss
                                          -------------------------------
                                         Name: Charles J. Weiss
                                         Title:  Assistant Secretary